Fees Summary	Nov. 15, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 32,190,813.12
Previously Paid Amount	0
Total Fee Amount	4,928.41
Total Offset Amount	0
Net Fee	$ 4,928.41